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                                                                    Exhibit 23.5



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 10, 1999 relating to the consolidated financial statements of SMTC Corporation (formerly HTM Holdings, Inc.) as of December 31, 1998, which appear in SMTC Corporation's Registration Statement on Form S-1, as amended (File No. 333-33208).



/s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
August 22, 2001.